Exhibit 10.38

FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

This FIRST AMENDMENT TO CONTRIBUTION AGREEMENT (this “First Amendment”) is made as of the 18th day of May 2021 (the “Amendment Date”) by and among Houston-Hotel Partners, LLC, a California limited liability company, Houston Land Partners, LLC a California limited liability company, (collectively the “Contributor”), and Lodging Fund REIT III OP, LP, a Delaware limited partnership (the “Operating Partnership”).

WHEREAS, Contributor and operating Partnership entered into that certain Contribution Agreement dated April 1, 2021 (the “Agreement”) for the contribution of a 182-room hotel business known as the Hilton Garden Inn Houston Bush International Airport located at 15400 John F. Kennedy Blvd., Houston, Texas 77032 (the “property”);

WHEREAS, pursuant to the Agreement the Operating Partnership’s Due Diligence Period is set to expire at 11:59 PM EST on May 18, 2021;

WHEREAS, the operating partnership has realized it will need an extension to the Due Diligence Period;

NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Capitalization. All capitalized terms used herein will have the meanings ascribed to those terms in the Agreement, unless otherwise specified herein.

2. Due Diligence Period. Section 2.18.1 shall remain in full force and effect except that the Due Diligence Period Shall extend for an additional 30 days, which shall be June 18, 2021.

3. Conflict; Counterparts. In the event of any conflict between the terms of this Amendment and the Agreement, this Amendment Shall Control. This Amendment may be executed in multiple counterparts via facsimile or email in PDF format, each of which shall be deemed to be an original, but such counterparts when taken together shall constitute but one Amendment.

4. Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, administrators, and assigns.

5. Ratification. Except as set forth above, the terms of the Agreement are hereby ratified and confirmed in their entirety.

[Signature Page to Follow]

IN WITNESS WHEREOF, this First Amendment has been duly executed by the parties hereto as of the day and year first above written.

CONTRIBUTOR:

Houston-Hotel Partners, LLC and Houston Land Partners, LLC each a California limited liability company

BY: Houston Hospitality Partners, Inc. a California corporation Managing Member /s/ Charles J. Rotkin

Charles J. Rotkin

President

[OPERATING PARTNERSHIP’S SIGNATURE PAGE TO FOLLOW]

OPERATING PARTNERSHIP:

LODGING FUND REIT III OP, LP

A Delaware limited partnership

By: Lodging Fund REIT III, Inc.

Its: General Partner

By: /s/ David R. Durell

Name: David R. Durell

Title: Chief Investment Officer